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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT:

The Board of Directors
DRS Technologies, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus

                                        /s/ KPMG LLP

Short Hills, New Jersey
November 20, 2001